Income Taxes:	12 Months Ended
Jul. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

Note 5 - Income Taxes:

The Company has incurred losses since inception, which have generated net operating loss (“NOL”) carryforwards. The NOL carryforwards arise from both United States and Canadian sources. Pretax losses arising from domestic operations (United States) were $8,040,033, $15,060,207 and $18,127,536 for the years ended July 31, 2012, 2011 and 2010, respectively. Pretax losses arising from foreign operations (Canada) were $1,450,244, $6,615,660 and $7,152,404 for the years ended July 31, 2012, 2011 and 2010, respectively. As of July 31, 2012, the Company has NOL carryforwards in Generex Biotechnology Corporation of $198,111,370, which expire in 2018 through 2032, in Generex Pharmaceuticals Inc. of approximately $40,227,852, which expire in 2013 through 2032, and in Antigen Express, Inc. of approximately $23,570,912, which expire in 2016 through 2032. These loss carryforwards are subject to limitation due to the acquisition of Antigen and may be limited in future years due to certain structural ownership changes which have occurred over the last several years, related to the Company’s equity and convertible debenture financing transactions.

For the years ended July 31, 2012, 2011 and 2010, the Company’s effective tax rate differs from the federal statutory rate principally due to net operating losses and other temporary differences for which no benefit was recorded. Additionally, effective for the year ended July 31, 2011, the Company has taken into account a decrease in the Canadian effective tax rate from 36.12% to 25% as of January 2012, which will reduce the future value (prior to valuation allowances) of the NOL carryforwards of the Canadian subsidiary.

Deferred income taxes consist of the following:

	July 31,
	2012	2011
Net operating loss carryforwards	$85,428,939	$85,026,388
Other temporary differences	627,656	5,680
Total Deferred Tax Assets	86,056,595	85,032,068

Valuation Allowance	(85,579,584)	(84,336,137)

Deferred Tax Liabilities
Intangible assets	(378,672)	(623,708)
Other temporary differences	(98,339)	(72,223)
Total Deferred Tax Liabilities	(477,011)	(695,931)

Net Deferred Income Taxes	$—	$—

A reconciliation of the United States Federal Statutory rate to the Company’s effective tax rate for the years ended July 31, 2012, 2011 and 2010 is as follows:

	2012	2011	2010

Federal statutory rate	(34.0)%	(34.0)%	(34.0)%

Increase (decrease) in income taxes resulting from:
Imputed interest income on intercompany receivables from foreign subsidiaries	5.0	3.0	2.0
Non-deductible or non-taxable items	4.0	(4.0)	(6.0)
Change in Canadian NOL carryforwards due to future tax rate changes	0.0	20.0	—
Other temporary differences	13.0	18.0	3.0
Change in valuation allowance	12.0	(3.0)	35.0

Effective tax rate	—%	—%	—%

As of July 31, 2012, the Company had no unrecognized tax benefits, and no adjustment to its financial position, results of operations or cash flows was required. The Company does not expect that unrecognized tax benefits will increase within the next twelve months. The Company records interest and penalties related to tax matters within other expense on the accompanying consolidated statement of operations. These amounts are not material to the consolidated financial statements for the periods presented. Generally, tax years 2009 to 2012 remain open to examination by the Internal Revenue Agency or other tax jurisdictions to which the Company is subject. The Company’s Canadian tax returns are subject to examination by federal and provincial taxing authorities in Canada. Generally, tax years 2004 to 2012 remain open to examination by the Canadian Customs and Revenue Agency or other tax jurisdictions to which the Company is subject.